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                                                                   EXHIBIT 10.12

                                  CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY
                                    WITH THE SECURITIES AND EXCHANGE COMMISSION.
                  AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

            STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE--NET
               (Do not use this form for Multi-Tenant Buildings)

1.   Basic Provisions ("Basic Provisions")

     1.1 Parties: This Lease ("Lease"), dated for reference purposes only June 10, 1999, is made by and between ROSS VENTURES II, INC,. a California corporation ("Lessor") and EQUINIX, INC., a California corporation ("Lessee"), (collectively the "Parties," or individually a "Party").

     1.2 Premises: That certain real property, including all improvements therein or to be provided by Lessor under the terms of this Lease, and commonly known as [*], San Jose, located in the County of Santa Clara, State of California and generally described as (describe briefly the nature of the property and, if applicable, the "Project", if the property is located within a Project) an industrial/office building of approximately [*] square feet of rentable floor space and land on which same is located, more particularly described in Exhibit "A" hereto, ("Premises"). (See also Paragraph 2 for further provisions.)

     1.3 Term: eleven (11) years and six (6) months ("Original Term") commencing [*] ("Commencement Date"), and ending February 28, 2000 ("Expiration Date"). (See also Paragraph 3.)

     1.4 Early Possession: Upon execution hereof ("Early Possession Date") (See also Paragraphs 3.2 and 3.3.)

     1.5 Base Rent: $[*] per month ("Base Rent"), payable on the first (1st) day of each month commencing on the Commencement Date continuing for 6 months. (See also Paragraph 4.)

[X]     If this box is checked, there are provisions in this Lease for the Base
Rent to be adjusted.  See also Paragraph 1 of Addendum.

     1.6  Base Rent Paid Upon Execution: $______________________________________
as Base Rent for the period ___________________________________________________.

     1.7 Security Deposit: See Paragraph 2 of Addendum ("Security Deposit"). (See Paragraph 5.)

     1.8  Agreed Use:  See Paragraph 5 of Addendum.  (See also Paragraph 6.)

     1.9 Insuring Party: Lessor is the "Insuring Party" unless otherwise stated herein. (See also Paragraph 8.)

     1.10 Real Estate Brokers: (See also Paragraph 15).

          (a) Representation: The following real estate brokers (collectively, the "Brokers") and brokerage relationships exist in this transaction (check appropriate boxes):

[_]  __________________________________________________ represents Lessor exclusively ("Lessor's Broker");

[X] Commercial Properties Services Company (CPS) represents Lessee exclusively ("Lessor's Broker"); or

[X]  __________________________________________________ represents both Lessor and Lessee ("Dual Agency").

          (b) Payment to Brokers: Upon execution and delivery of this Lease by both Parties, Lessor shall pay to the Broker the fee agreed to in their separate written agreement.

     1.11 Guarantor. The obligations of the Lessee under this Lease are to be guaranteed by N/A ("Guarantor"). (See also Paragraph 37)

     1.12 Addenda and Exhibits. Attached hereto is an Addendum or Addenda consisting of Paragraphs ___ through ___ and Exhibit _________________________ _______________, all of which constitute a part of this Lease.

2.   Premises.

     2.1 Letting. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of size set forth in this Lease, or that may have been used in calculating rental, is an approximation which the Parties agree is reasonable and the rental based thereon is not subject to revision whether or not the actual size is more or less.

     2.2 Condition. Lessor shall deliver the Premises to Lessee broom clean and free of debris on the Commencement Date or the Early Possession Date, whichever first occurs first ("Start Date"). Landlord warrants that the structural elements of the roof, bearing walls and foundation of any buildings on the Premises (the "Building") shall be free of material defects. If a non-compliance with said warranty exists as of the Start Date, Lessor shall, as Lessor's sole obligation with respect to such matter, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify same at Lessor's expense. If, after the Start Date, Lessee does not give Lessor written notice of any non-compliance with this warranty within: (i) one year as to the surface of the roof and the structural portions of the roof, foundations and bearing walls, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense. See "AS IS" Provision in Paragraph 3 of Addendum.

     2.3 Compliance. As used in this Lease, "Applicable Requirements" means all applicable laws, covenants, or restrictions of record, building codes, regulations and ordinances in effect on the Start Date.

     2.4 Acknowledgements. Lessee acknowledges that: (a) it has been advised by Lessor and/or Brokers to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical, HVAC and fire sprinkler systems, security, environmental aspects, and compliance with Applicable Requirements), and their suitability for Lessee's intended use, (b) Lessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to its occupancy of the Premises, and (c) neither Lessor, Lessor's agents, nor any Broker has made any oral or written representations or warrants with respect to said matters other than as set forth in this Lease. In addition, Lessor acknowledges that: (a) Broker has made no representations, promises or warranties concerning Lessee's ability to honor the Lease or suitability to occupy the Premises, and (b) it is Lessor's sole responsibility to investigate the financial capability and/or suitability of all proposed tenants.

3.   Term.

     3.1 Term. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.

     3.2 Early Possession. If Lessee totally or partially occupies the Premises prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such early possession. All other terms of this Lease, however, (including but not limited to the obligations to pay Real Property Taxes and insurance premiums and to maintain the Premises) shall be in effect during such period. Any such early possession shall not affect the Expiration Date.

_________________
*CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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     3.3  Delay in Possession.  Lessor agrees to use its best commercially reasonable efforts to deliver possession of the Premises to Lessee by the Execution Date. If, despite said efforts, Lessor is unable to deliver possession as agreed, Lessee shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease. Lessee shall not, however, be obligated to pay Rent or perform its other obligations until it receives possession of the Premises. If possession is not delivered within sixty (60) days after the Execution Date, Lessee may, at its option, by notice in writing to Lessor within ten (10) days after the end of such sixty (60) day period, cancel this Lease, in which event the Parties shall be discharged from all obligations hereunder. If such written notice is not received by Lessor within said ten (10) day period, Lessee's right to cancel shall terminate. Except as otherwise provided, if possession is not tendered to Lessee by the Start Date and Lessee does not terminate this Lease, as aforesaid, any period of rent abatement that Lessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to what Lessee would otherwise have enjoyed under the terms hereof, but minus any days of delay caused by the acts or omissions of Lessee. If possession of the Premises is not delivered within four (4) months after the Execution Date, this Lease shall terminate unless other agreements are reached between Lessor and Lessee, in writing.

     3.4 Lessee Compliance. Lessor shall not be required to tender possession of the Premises to Lessee until Lessee complies with its obligation to provide evidence of insurance (Paragraph 8.5). Pending delivery of such evidence, Lessee shall be required to perform all of its obligations under this Lease from and after the Commencement Date, including the payment of Rent, notwithstanding Lessor's election to withhold possession pending receipt of such receipt of such evidence of insurance. Further, if Lessee is required to perform any other conditions prior to or concurrent with the Start Date, the Start Date shall occur but Lessor may elect to withhold possession until such conditions are satisfied.

4.   Rent.

     4.1 Rent Defined. All monetary obligations of Lessee to Lessor under the terms of this Lease (except for the Security Deposit) are deemed to be rent ("Rent").

     4.2 Payment. Lessee shall cause payment of Rent to be received by Lessor in lawful money of the United States, without offset or deduction (except as specifically permitted in this Lease), on or before the day on which it is due. Rent for any period during the term hereof which is for less than one (1) full calendar month shall be prorated based upon the actual number of days of said month. Payment of Rent shall be made to Lessor at its address stated herein or to such other persons or place as Lessor may from time to time designate in writing. Acceptance of payment which is less than the amount then due shall not be a waiver of Lessor's rights to the balance of such Rent, regardless of Lessor's endorsement of any check so stating.

5. Security Deposit. Lessee shall deposit with Lessor upon execution hereof the Security Deposit as security for Lessee's faithful performance of Lessee's obligations under this Lease. If Lessee fails to pay Rent after any applicable cure period, or otherwise Breaches under this Lease, Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, expense, loss or damage which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of said Security Deposit, Lessee shall within ten
(10) days after written request therefor deposit monies with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. Should the Agreed Use be amended to accommodate a material change in the business of Lessee or to accommodate a sublessee or assignee, Lessor shall have the right to increase the Security Deposit to the extent necessary, in Lessor's reasonable judgment, to account for any increased wear and tear that the Premises may suffer as a result thereof. Lessor shall not be required to keep the Security Deposit separate from its general accounts. Within fourteen (14) days after the expiration or termination of this Lease, if Lessor elects to apply the Security Deposit only to unpaid Rent, and otherwise within thirty (30) days after the Premises have been vacated pursuant to Paragraph 7.4(c) below, Lessor shall return to that portion of the Security Deposit not used or applied by Lessor. No part of the Security Deposit shall be considered to be held in trust, to bear interest or to be prepayment for any monies to be paid by Lessee under this Lease.

6.  Use.

     6.1 Use. Lessee shall use and occupy the Premises only for the Agreed Use, or any other legal use which is reasonably comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that is unlawful, creates damage, waste or a nuisance, or that disturbs owners and/or occupants of, or causes damage to neighboring properties. Lessor shall not unreasonably withhold or delay its consent to any written request for a modification of the Agreed Use, so long as the same will not impair the structural integrity of the improvements on the Premises or the mechanical or electrical systems therein, is not significantly more burdensome to the Premises. If Lessor elects to withhold consent, Lessor shall within five (5) business days after such request give written notification of same, which notice shall include an explanation of Lessor's objections to the change in use. See Paragraph 5, Addendum)

     6.2  Hazardous Substances.

          (a) Reportable Uses Require Consent. The term "Hazardous Substance" as used in this Lease shall mean any product, substance, or waste whose presence, use, manufacture, disposal, transportation, or release, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment or the Premises, (ii) regulated or monitored by any governmental authority, or (iii) a basis for potential liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, and/or crude oil or any products, by-products or fractions thereof. Lessee shall not engage in any activity in or on the Premises which constitutes a Reportable Use of Hazardous Substances without the express prior written consent of Lessor and timely compliance (at Lessee's expense) with all Applicable Requirements. "Reportable Use" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority, and/or
(iii) the presence at the Premises of a Hazardous Substance with respect to which any Applicable Requirements requires that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may use any ordinary and customary materials reasonably required to be used by Lessee in the normal course of the Agreed Use, so long as such use is in compliance with all Applicable Requirements, is not a Reportable Use, and does not expose the Premises or neighboring properties to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may condition its consent to any Reportable Use upon receiving such additional assurances as Lessor reasonably deems necessary to protect itself, the public, the Premises and/or the environment against damage, contamination or injury and/or liability, including, but not limited to, the installation (and removal on or before Lease expiration or earlier termination) of protective modifications and/or increasing the Security Deposit.

          (b) Duty to Inform Lessor. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under or about the Premises, other than as previously consented to by Lessor, Lessee shall immediately give written notice of such fact to Lessor, and provide Lessor with a copy of any report, notice, claim or other documentation which is has concerning the presence of such Hazardous Substance.

          (c) Lessee Remediation. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under, or about the Premises (including through the plumbing or sanitary sewer system) and shall promptly, at Lessee's expense, take all investigatory and/or remedial action reasonably recommended, whether or not formally ordered or required, for the cleanup of any contamination of, and for the maintenance, security and/or monitoring of the Premises or neighboring properties, that was caused or materially contributed to by Lessee, or pertaining to or involving any Hazardous Substance brought onto the Premises during the term of this Lease, by or for Lessee, or any third party.

          (d) Lessee Indemnification. Lessee shall indemnify, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, harmless from and against any and all loss of rents and/or damages, liabilities, judgments, claims, expenses, penalties, permits and attorney's and consultant's fees arising out of or involving any Hazardous Substance brought onto the Premises by or for Lessee, or any third party (provided however, that Lessee shall have no liability under this Lease with respect to underground migration of any Hazardous Substance under the Premises from adjacent properties). Lessee's obligations shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation, removal, remediation, restoration and/or abatement, and shall survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances, unless specifically so agreed by Lessor in writing at the time of such_agreement.

          (e) Lessor Indemnification. Lessor and its successors and assigns shall indemnify, defend, reimburse and hold Lessee, its employees and lenders, harmless from and against any and all environmental damages, including the cost of remediation, which existed as a result of Hazardous Substances on the Premises prior to the Start Date or which are caused by the negligence or willful misconduct of Lessor, its agents or employees. Lessor's obligations, as and when required by the Applicable Requirements, shall include, but not be limited to, the cost of investigation, removal, remediation, restoration and/or abatement, and shall survive the expiration or termination of this Lease.

          (f) Investigations and Remediations. Lessor shall retain the responsibility and pay for any investigations or remediation measures required by governmental entitles having jurisdictions with respect to the existence of Hazardous Substances on the Premises prior to the Start Date, unless such remediation measure is required as a result of Lessee's use (including "Alterations", as defined in paragraph 7.3(a) below) of the Premises,
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in which event Lessee shall be responsible for such payment. Lessee shall cooperate fully in any such activities at the request of Lessor, including allowing Lessor and Lessor's agents to have reasonable access to the Premises at reasonable times in order to carry out Lessor's Investigative and remedial responsibilities.

          (g) Lessor Termination Option. If a Hazardous Substance Condition occurs during the term of this Lease, unless Lessee is legally responsible therefor (in which case Lessee shall make the investigation and remediation thereof required by the Applicable Requirements and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 6.2(d) and Paragraph 13). Lessor may, at Lessor's option, either (i) investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Lessor's expense in which event this Lease shall continue in full force and effect, or (ii) if the estimated cost to remediate such condition exceeds $2,000,000.00 given written notice to Lessee, within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condition, of Lessor's desire to terminate this Lease as of the date sixty (60) days following the date of such notice. In the event Lessor elects to give a termination notice, Lessee may, within ten (10) days thereafter, give written notice to Lessor of Lessee's commitment to pay the amount by which the cost of the remediation of such Hazardous Substance Condition $2,000,000.00. Lessee shall provide Lessor with said funds or satisfactory assurance thereof within thirty (30) days following such commitment. In such event, this Lease shall continue in full force and effect, and Lessor shall proceed to make such remediation as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the time provided, this Lease shall terminate as of the date specified in Lessor's notice of termination.

     6.3 Lessee's Compliance with Applicable Requirements. Except as otherwise provided in this Lease, Lessee, shall, at Lessee's sole expense, fully, diligently and in a timely manner, materially comply with all Applicable Requirements, the requirements of any applicable fire insurance underwriter or rating bureau, and the reasonable recommendations of Lessor's engineers and/or consultants which relate in any manner to the Premises, without regard to whether said requirements are now in effect or become effective after the Start Date. Lessee shall, within ten (10) days after receipt of Lessor's written request, provide Lessor with copies of all permits and other documents, and other information evidencing Lessee's compliance with any Applicable Requirements specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving failure of Lessee or the Premises to comply with any Applicable Law.

     6.4 Inspection; Compliance. Lessor and Lessor's "Lender" (as defined in Paragraph 30 below) and consultants shall have the right to enter into Premises at any time, in the case of an emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease. The cost of any inspections shall be paid by Lessor, unless a violation of Applicable Requirements, or a contamination is found to exist or be imminent, or the inspection is requested or ordered by a governmental authority. In such case, Lessee shall upon request reimburse Lessor for the cost of such inspections, so long as such inspection is reasonably related to the violation or contamination. Notwithstanding the foregoing, Lessor shall not be allowed to enter the Premises without providing Lessee with at least twenty-four (24) hours prior notice and being escorted by one or Lessee's representatives, except in case of an emergency.

7.   Maintenance; Repairs; Utility Installations; Trade Fixtures and
Alterations.

     7.1  Lessee's Obligations.

          (a) In General. Subject to the provisions of Paragraph 2.2 (Condition), 6.3 (Lessor's Compliance with Applicable Requirements), 7.2 (Lessor's Obligations), 9 (Damage and Destruction), and 14 (Condemnation), Lessee shall, at Lessee's sole cost and expense, keep the Premises, Utility Installations, and Alterations in good order, condition and repair (whether or not such portion of the Premises requiring repairs, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises), including, but not limited to, all equipment or facilities, such as plumbing, heating, air conditioning, electrical, lighting facilities, boilers, pressure vessels, fire protection system, fixtures, walls (interior and exterior), foundations, ceilings, roofs, floors, windows, doors, plate glass, skylights, landscaping, driveways, parking lots, fences, retaining walls, signs, sidewalks and parkways located in, on, about, or adjacent to the Premises. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices, specifically including the procurement and maintenance of the service contracts required by Paragraph 7.1(b) below. Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair. Lessee shall, during the term of this Lease, keep the exterior appearance of the Building in a first-class condition consistent with the exterior appearance of other similar facilities of comparable age and size in the vicinity, including, when necessary, the exterior repainting of the Building.

          (b) Service Contracts. Lessee shall, at Lessee's sole cost and expense, procure and maintain contracts, with copies to Lessor, in customary form and substance for, and with contractors specializing and experienced in the maintenance of the following equipment and improvements, if any, if and when installed on the Premises: (i) HVAC equipment, (ii) fire sprinkler systems, including fire alarm and/or smoke detection, (iii) landscaping and irrigation systems, (iv) roof covering and drains, (v) driveways and parking lots, (vi) basic utility feed to the perimeter of the Building, if reasonably required by Lessor.

     7.2 Lessor's Obligations. Subject to the provisions of Paragraphs 2.2 (Condition), 9 (Damage or Destruction) and 14 (Condemnation), it is intended by the Parties hereto that Lessor have no obligation, in any manner whatsoever, to repair and maintain the Premises, or the equipment therein, all of which obligations are intended to be that of the Lessee. It is the intention of the Parties that the terms of this Lease govern the respective obligations of the Parties as to maintenance and repair of the Premises and they expressly waive the benefit of any statute now or hereafter in effect to the extent it is inconsistent with the terms of this Lease.

     7.3  Utility Installations; Trade Fixtures; Alterations.

          (a) Definitions; Consent Required. The term "Utility Installations" refers to all floor and window coverings, air lines, power panels, electrical distribution, security, fire protection systems, communication systems, lighting fixtures, HVAC equipment, plumbing, and fencing in or on the Premises. The term "Trade Fixtures" shall mean Lessee's machinery and equipment that can be removed without doing material damage to the Premises. The term "Alterations" shall mean any modification of the improvements, other than Utility Installations or Trade Fixtures, whether by addition or deletion. "Lessee Owned Alterations and/or Utility Installations" are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor pursuant to Paragraph 7.4(a). Lessee shall not make any Alterations or Utility Installations to the Premises without Lessor's prior written consent. Lessee may, however, make non-structural Utility Installations to the interior of the Premises (excluding the roof), without such consent but not upon notice to Lessor, as long as they are not visible from the outside, do not involve puncturing, relocating or removing the roof or any existing walls, and the cumulative cost thereof during the term of this Lease as extended does not exceed $50,000 in the aggregate or $10,000 in any one year. See Paragraph 4 Addendum.

          (b) Consent. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with detailed plans. Consents shall be deemed conditioned upon Lessee's: (i) acquiring all applicable governmental permits, (ii) furnishing Lessor with copies of both the permits and the plans and specifications prior to commencement of the work, and (iii) compliance with all conditions of said permits and other Applicable Requirements in a prompt and expeditious manner. Any Alterations or Utility Installations shall be performed in a workmanlike manner with good and sufficient materials. Lessee shall promptly upon completion furnish Lessor with as-built plans and specifications. For work which costs an amount equal to the quarter of one month's Base Rent, or $10,000, Lessor may condition its consent upon Lessee providing a lien and completion bond in an amount equal to one and one-half times the estimated cost of such Alteration or Utility Installation and/or upon Lessee's posting an additional Security Deposit with Lessor. See Paragraph 4 Addendum.

          (c) Indemnification. Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanics' or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in, on or about the Premises, and Lessor shall have the right to post notices of non-responsibility. If Lessee shall contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof. If Lessor shall require, Lessee shall furnish a surety bond in an amount equal to one and one-half times the amount of such contested lien, claim or demand, indemnifying Lessor against liability for the same. In Lessor elects to participate in any such action, Lessee shall pay Lessor's attorneys' fees and costs.

     7.4  Ownership; Removal; Surrender; and Restoration.

          (a) Ownership. Subject to Lessor's right to require removal or elect ownership as hereinafter provided, all Alterations and Utility Installations made by Lessee shall be the property of Lessee, but considered a part of the Premises. Lessor may, at any time, elect in writing to be owner of all or any specified part of the Lessee Owned Alterations, and Utility Installations. Unless otherwise instructed per Paragraph 7.4(b) hereof, all Lessee Owned Alterations and Utility Installations shall, at the expiration or earlier termination of this Lease, become the property of Lessor and be surrendered by Lessee with the Premises. See Paragraph 4 of Addendum.

          (b) Removal. By delivery to Lessee of written notice from Lessor not earlier than ninety (90) and not later than thirty (30) days prior to the end of the term of this Lease. Lessor may require that any or all Lessee Owned Alterations or Utility Installations be removed by the expiration or

                                     PAGE 3
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termination of this Lease. Lessor may require the removal at any time of all or any part of any Lessee Owned Alterations or Utility Installations made without the required consent. See Paragraph 4 of Addendum.

          (c) Surrender/Restoration. Lessee shall surrender the Premises by the Expiration Date or any earlier termination date, with all of the improvements, parts and surfaces thereof broom clean and free of debris, and in good operating order, condition and state of repair, ordinary wear and tear, casualty, condemnation, and damage attributable to the willful misconduct or negligence of Lessor, its agents, employees and contractors, and damage attributable to Lessor's default hereunder excepted. "Ordinary wear and tear" shall not include any damage or deterioration that would have been prevented by good maintenance practice. Lessee shall repair any damage occasioned by the installation, maintenance or removal of Trade Fixtures, Lessee Owned Alterations and/or Utility Installations, furnishings, and equipment as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement, or remediation of any soil, material or groundwater contaminated by Lessee. Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee. The failure by Lessee to timely vacate the Premises pursuant to this Paragraph 7.4(c) without the express written consent of Lessor shall constitute a holdover under the provisions of Paragraph 26 below.

8.   Insurance; Indemnity.

     8.1 Payment For Insurance. Lessee shall pay for all insurance required under Paragraph 8. Premiums for policy periods commencing prior to or extending beyond the Lease term shall be prorated to correspond to the Lease term. Payment shall be made by Lessee to Lessor within ten (10) days following receipt of an invoice.

     8.2  Liability Insurance.

          (a) Carried by Lessee. Lessee shall obtain and keep in force a Commercial General Liability policy of insurance protecting Lessee and Lessor against claims for bodily injury, personal injury and property damage based upon or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $2,000,000 per occurrence with an "Additional Insured-Managers or Lessors of Premises Endorsement" and contain the "Amendment of the Pollution Exclusion Endorsement" for damage caused by heat, smoke or fumes from a hostile fire. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance to be carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

     8.3  Property Insurance-Building, Improvements and Rental Value.

          (a) Building and Improvements. The Insuring Party shall obtain and keep in force a policy or policies in the name of Lessor, with loss payable to Lessor, any groundlessor, and to any Lender(s) insuring loss or damage to the Premises. The amount of such insurance shall be equal to the full replacement cost of the Premises, as the same shall exist from time to time, but not less than the amount required by Lenders, but in no event more than the commercially reasonable and available insurable value thereof. If Lessor is the Insuring Party, however, Lessee Owned Alterations and Utility Installations, Trade Fixtures, and Lessee's personal property shall be insured by Lessee under Paragraph 8.4 rather than by Lessor. If the coverage is available and commercially appropriate, such policy or policies shall insure against all risks of direct physical loss or damage the perils of flood and/or earthquake, if desired by Lessor, including coverage for debris removal and the enforcement of any Applicable Requirements requiring the upgrading, demolition, reconstruction or replacement of any portion of the Premises as the result of a covered of loss. Said policy or policies shall also contain an agreed valuation provision in lieu of any coinsurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located. If such insurance coverage has a deductible clause, the deductible amount shall not exceed $1,000 per occurrence, and Lessee shall be liable for such deductible amount in the event of an Insured Loss. Lessor shall use insurance proceeds as necessary, to rebuild the Premises, unless this Lease is terminated pursuant to Paragraph 9 hereof.

          (b) Rental Value. The Insuring Party shall obtain and keep in force a policy or policies in the name of Lessor, with loss payable to Lessor and Lender, insuring the loss of the full Rent for one (1) year. Said insurance shall provide that in the event the Lease is terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one full year's loss of Rent from the date of any such loss. Said insurance shall contain an agreed valuation provision in lieu of any coinsurance clause, and the amount of coverage shall be adjusted annually to reflect the projected Rent otherwise payable by Lessee, for the next twelve (12) month period. Lessee shall be liable for any deductible amount in the event of such loss.

     8.4 Lessee's Property/Business Interruption Insurance. ** subject to its Lender's rights therein and as Lessee otherwise elects.

          (a) Property Damage. Lessee shall obtain and maintain insurance coverage on all of Lessee's personal property, Trade Fixtures, and Lessee Owned Alterations and Utility Installations. Such insurance shall be full replacement cost coverage with a deductible of not to exceed $25,000 per occurrence. The proceeds from any such insurance shall be used by Lessee** for the replacement of personal property, Trade Fixtures and Lessee Owned Alterations and Utility Installations. Lessee shall provide Lessor with written evidence that such insurance is in force.

          (b) Business Interruption. Lessee shall obtain and maintain loss of income and extra expense insurance in amounts as will reimburse Lessee for direct or indirect loss of earnings attributable to all perils commonly insured against by prudent lessees in the business of Lessee or attributable to prevention of access to the Premises as a result of such perils.

          (c) No Representation of Adequate Coverage. Lessor makes no representation that the limits or forms of coverage of insurance specified therein are adequate to cover Lessee's property, business operations or obligations under this Lease.

     8.5 Insurance Policies. Insurance required hereunder shall be in companies duly licensed to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least B+, V, as set forth in the most current issue of "Best's Insurance Guide", or such other rating as may be required by a Lender. Lessee shall not do or permit to be done anything which invalidates the required insurance policies. Lessee shall, prior to the Start Date, deliver to Lessor certified copies of policies of such insurance or certificates evidencing the existence and amounts of the required insurance. No such policy shall be cancelable or subject to modification except after thirty (30) days prior written notice to Lessor. Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand. Such policies shall be for a term of at least one year, or the length of the remaining term of this Lease, whichever is less. If either Party shall fail to procure and maintain the insurance required to be carried by it, the other Party may, but shall not be required to, procure and maintain the same.

     8.6 Waiver of Subrogation. Without affecting any other rights or remedies, Lessee and Lessor each hereby release and relieve the other, and waive their entire right to recover damages against the other, for loss of or damage to its property arising out of or incident to the perils required to be insured against herein. The effect of such releases and waivers is not be limited by the amount of insurance carried or required, or by any deductibles applicable thereto. The Parties agree to have their respective property damage insurance carriers waive any right to subrogation that such companies may have against Lessor or Lessee, as the case may be, so long as the insurance is not invalidated thereby.

     8.7 Indemnity. Except for Lessor's gross negligence or willful misconduct, Lessee shall indemnity, protect, defend and hold harmless the Premises, Lessor and its agents, Lessor's master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, liens, judgments, penalties, permits, attorney's and consultant's fees, expenses and/or liabilities arising out of, involving, or in connection with, the use and/or occupancy of the Premises by Lessee. If any action or proceeding is brought against Lessor by reason of any of the foregoing matters, Lessee shall upon notice defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be defended or indemnified.

     8.8 Exemption of Lessor from Liability. Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, tire sprinklers, wires, appliances, plumbing, HVAC or lighting fixtures, or from any other cause, weather the said injury or damage results from conditions arising upon the Premises or upon other portions of the Building of which the Premises are a part, or from other sources or places. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant of Lessor. Notwithstanding Lessor's negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury of Lessee's business or for any loss of income or profit therefrom.

9.   Damage or Destruction.

     9.1  Definitions.

          (a) "Premises Partial Damage" shall mean damage or destruction to the improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, which can reasonably be repaired in six (6) months or less from the date of the of the damage or destruction. Lessor shall notify Lessee in writing within thirty (30) days from the date of the damage or destruction as to whether or not the damage is Partial or Total.

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          (b)  "Premises Total Destruction" shall mean damage or destruction to the Premises, other than Lessee Owned Alterations and Utility Installations and Trade Fixtures, which cannot reasonably be repaired in six (6) months or less from the date of the damage or destruction. Lessor shall notify Lessee in writing within thirty (30) days from the date of the damage or destruction as to whether or not the damage is Partial or Total.

          (c) "Insured Loss" shall mean damage or destruction to improvements on the Premises, other than Lessee Owned Alterations and Utility Installations and Trade Fixtures, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a), irrespective of any deductible amounts or coverage limits Involved.

          (d) "Replacement Cost" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of Applicable building codes, ordinances or laws, and without deduction for depreciation.

          (e) "Hazardous Substance Condition" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph 6.2(a), in, on, or under the Premises.

     9.2 Partial Damage-Insured Loss. If a Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect; provided, however, that Lessee shall, at Lessor's election, make the repair of any damage or destruction the total cost to repair of which is $10,000 or less, and, in such event, Lessor shall make any applicable insurance proceeds available to Lessee on a reasonable basis for that purpose. Notwithstanding the foregoing, if the required insurance was not in force or the insurance proceeds are not sufficient to effect such repair, the Insuring Party shall promptly contribute the shortage in proceeds (except as to the deductible which is Lessee's responsibility) as and when required to complete said repairs. In the event, however, the shortage was due to the fact that, by reason of the unique nature of the improvements, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within ten (10) days following receipt of written notice of such shortage and request therefore. If Lessor receives said funds or adequate assurance thereof within said ten (10) day period, the party responsible for making the repairs shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If such funds or assurance are not received, Lessor may nevertheless elect by written notice to Lessee within ten (10) days thereafter to: (i) make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect, or have this Lease terminate thirty (30) days thereafter. Lessee shall not be entitled to reimbursement of any funds contributed by Lessee to repair any such damage or destruction. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party.

     9.3 Partial Damage-Uninsured Loss. If a Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), Lessor may either: (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) terminate this Lease by giving written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such damage. Such termination shall be effective sixty (60) days following the date of such notice. In the event Lessor elects to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of the termination notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage without reimbursement from Lessor. Lessee shall provide Lessor with said funds or satisfactory assurance thereof within thirty (30) days after making such commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible and the required funds are available. If Lessee does not make the required commitment, this Lease shall terminate as of the date specified in the termination notice.

     9.4 Total Destruction. Notwithstanding any other provision hereof, if a Premises Total Destruction occurs, this Lease shall terminate sixty (60) days following the date of such Destruction. If the damage or destruction was caused by the gross negligent or willful misconduct of Lessee, Lessor shall have the right to recover Lessor's damages from Lessee, except as released and waived in Paragraph 8.6.

     9.5 Damage Near End of Term. If at any time during the last six (6) months of this Lease there is damage for which the cost to repair exceeds one
(1) month's Base Rent, whether or not an Insured Loss, Lessor may terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving a written termination notice to Lessee within thirty (30) days after the date of occurrence of such damage. Notwithstanding the foregoing, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by, (a) exercising such option and
(b) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs on or before the earlier of (i) the date which is ten days after Lessee's receipt of Lessor's written notice purporting to terminate this Lease, or (ii) the day prior to the date upon which such option expires. If Lessee duly exercises such option during such period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor's commercially reasonable expense, repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during the period, then this Lease shall terminate on the date specified in the termination notice and Lessee's option shall be extinguished.

     9.6  Abatement of Rent; Lessee's Remedies.

     (a) Abatement. In the event of Premises Partial Damage or Premised Total Destruction or a Hazardous Substance Condition for which Lessee is not responsible under this Lease, the Rent payable by Lessee for the period required for the repair, remediation or restoration of such damage shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. All other obligations of Lessee hereunder shall be performed by Lessee, and Lessor shall have no liability for any such damage, destruction, remediation, repair or restoration except as provided herein.

     (b) Remedies. If Lessor shall be obligated to repair or restore the Premises and does not commence, in a substantial and meaningful way, such repair or restoration within ninety (90) days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice, of Lessee's election to terminate this Lease on a date not less than sixty (60) days following the giving of such notice. If Lessee gives such notice and such repair or restoration is not commenced within thirty (30) days thereafter, this Lease shall continue in full force and effect. "Commence" shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever first occurs.

     9.7 Termination--Advance Payments. Upon termination of this Lease pursuant to this Paragraph 6.2(g) or Paragraph 9, an equitable adjustment shall be made concerning advance Base Rent and any other advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor.

     9.8 Waive Statutes. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent inconsistent herewith.

10.  Real Property Taxes.

     10.1 Definition of "Real Property Taxes." As used herein, the term "Real Property Taxes" shall include any form of assessment; real estate, general, special, ordinary or extraordinary, or rental levy or tax (other than inheritance, personal income or estate taxes); improvement bond; and/or license fee imposed upon or level against any legal or equitable interest of Lessor in the Premises, Lessor's right to other income therefrom, and/or Lessor's business of leasing, by any authority having the direct or indirect power to tax and where the funds are generated with reference to the Building address and where the proceeds so generated are to be applied by the city, county or other local taxing authority of a jurisdiction within which the Premises are located. The term "Real Property Taxes" shall also include tax, fee, levy, assessment or charge, or any license therein, imposed by reason of events occurring during the term of this Lease, including but not limited to, a change in the ownership of the Premises.

     10.2 (a) Payment of Taxes. Lessee shall pay the Real Property Taxes applicable to the Premises during the term of this Lease. Subject to Paragraph 10.2(b), all such payments shall be made at least ten (10) days prior to the delinquency date. Lessee shall promptly furnish Lessor with satisfactory evidence that such taxes have been paid. If any such taxes shall cover any period of time prior to or after the expiration or termination of this Lease, Lessee's share of such taxes shall be prorated to cover only the portion of the tax bill applicable to the period that this Lease is in effect, and Lessor shall reimburse Lessee for any overpayment. If Lessee shall fail to pay any required Real Property Taxes, Lessor shall have the right to pay the same, and Lessee shall reimburse Lessor therefor upon demand.

          (b) Advance Payment. In the event Lessee incurs a late charge on any Rent payment, Lessor may, at Lessor's option, estimate the current Real Property Taxes, and require that such taxes be paid in advance to Lessor by Lessee, either: (i) in a lump such amount equal to the installment due, at least twenty
(20) days prior to the applicable delinquency date, or (ii) monthly in advance with the payment of the Base Rent. If Lessor elects to require payment monthly in advance, the monthly payment shall be an amount equal to the amount of the estimated installment of taxes divided by the number of months remaining before the month in which said installment becomes delinquent. When the actual amount of the applicable tax bill is known, the amount of such equal monthly advance payments shall be adjusted as required to provide the funds needed to pay the applicable taxes. If the amount of collected by Lessor is insufficient to pay such Real Property Taxes when due, Lessee shall pay Lessor, upon demand, such additional sums as are necessary to pay such obligations. All moneys paid to Lessor under this Paragraph may be intermingled with other moneys of

                                     PAGE 5
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Lessor and shall not bear interest. In the event of a Breach by Lessee in the performance of its obligations under this Lease, then any balance of funds paid to Lessor under the provisions of this Paragraph may at the option of Lessor, be treated as an additional Security Deposit.

     10.3 Joint Assessment. If the Premises are not separately assessed, Lessee's liability shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be conclusively determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available.

     10.4 Personal Property Taxes. Lessee shall pay, prior to delinquency, all taxes assessed against and levied upon Lessee Owned Alterations, Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee. When possible, Lessee shall such property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee's property within ten (10) days after receipt of a written statement.

11. Utilities. Lessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion, to be determined by Lessor, of all charges jointly metered. (All subject to Paragraphs 6 through 6.3 of Exhibit "A" to Addendum hereto.

12. Assignment and Subletting. (All subject to Paragraph 10 of Exhibit "A" to Addendum hereto)

     12.1 Lessor's Consent Required.

          (a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or otherwise transfer or encumber (collectively, "assign or assignment") or sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent.

          (b) A change in the control of Lessee shall constitute an assignment requiring consent. The transfer, on a cumulative basis, of twenty-five percent (25%) or more of the voting control of Lessee shall constitute a change in control for this purpose.

          (c) The involvement of Lessee or its assets in any transaction, or series of transactions (by way of merger, sale, acquisition, financing, transfer, leveraged buy-out or otherwise), whether or not a formal assignment or hypothecation of this Lease or Lessee's assets occurs, which results or will result in a reduction of the Net Worth of Lessee by an amount greater than twenty-five percent (25%) of such Net Worth as it was represented at the time of the execution of this Lease or at the time of the most recent assignment to which Lessor has consented, or as it exists immediately prior to said transaction or transactions constituting such reduction, whichever was or is greater, shall be considered an assignment of this Lease to which Lessor may withhold its consent. "Net Worth of Lessee" shall mean the net worth of Lessee (excluding any guarantors) established under generally accepted accounting principles.

          (d) An assignment or subletting without consent shall, at Lessor's option, be a Default curable after notice per Paragraph 13.1(c), or a noncurable Breach without the necessity of any notice and grace period. If Lessor elects to treat such unapproved assignment or subletting as a noncurable Breach, Lessor may either: (i) terminate this Lease, or (ii) upon thirty (30) days written notice, increase the monthly Base Rent to one hundred ten percent (110%) of the Base Rent then in effect. Further, in the event of such Breach and rental adjustment, (i) the purchase price of any option to purchase the Premises held by Lessee shall be subject to similar adjustment to one hundred ten percent (110%) of the price previously in effect, and (ii) all fixed and non-fixed rental adjustments scheduled during the remainder of the Lease term shall be increased to One Hundred Ten Percent (110%) of the scheduled adjusted rent.

          (e) Lessee's remedy for any breach of Paragraph 12.1 by Lessor shall be limited to compensatory damages and/or injunctive relief.

     12.2 Terms and Conditions Applicable to Assignment and Subletting.

          (a) Regardless of Lessor's consent, any assignment or subletting shall not: (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease, (ii) release Lessee of any obligations hereunder, or (iii) alter the primary liability of Lessee for the payment of Rent or for the performance of any other obligations to be performed by Lessee.

          (b) Lessor may accept any Rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of Rent or performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the Default or Breach.

          (c) Lessor's consent to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting.

          (d) In the event of any Default or Breach of Lessee, Lessor may proceed directly against Lessee, any Guarantors or any one else responsible for the performance of the Lessee's obligations under this Lease, including the sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor.

          (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modification of the Premises. If any, together with a fee of $1,000, as consideration for Lessor's consideration for Lessor's considering and processing said request. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested.

          (f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented in writing.

     12.3 Additional Terms and Conditions Applicable to Subletting. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

          (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all Rent payable on any sublease, and Lessor may collect such Rent and apply same toward Lessee's obligations under this Lease; provided, however, that until a Breach shall occur in the performance of Lessee's obligations, Lessee may collect said Rent. Lessor shall not, by reason of the foregoing or any other assignment of such sublease, nor by reason of the collection of the Rent, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee.. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the Rent due and to become due under the sublease. Sublessee shall rely upon any such notice from Lessor and shall pay all Rents to Lessor without any obligation or right to inquire as to whether such Breach exists, notwithstanding any claim from Lessee to the contrary.

          (b) In the event of a Breach by Lessee, Lessor may, at its option, require sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any prior Defaults or Breaches of such sublessor.

          (c) Any matter requiring the consent of the sublessor under the sublease shall also require the consent of Lessor.

          (d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

          (e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

13.  Default; Breach; Remedies.

     13.1 Default; Breach. A "Default" is defined as a failure by the Lessee to comply with or perform any of the terms, covenants, conditions or rules under this Lease. A "Breach" is defined as the occurrence of any one or more of the following Defaults, and the failure of Lessee to cure such Default within any applicable grace period:

          (a) The abandonment of the Premises; or the vacating of the Premises without providing a commercially reasonably level of security, or where the coverage of the property insurance described in Paragraph 8.3 is jeopardized as a result thereof, or without providing reasonable assurances to minimize potential vandalism.

          (b) The failure of Lessee to make any payment of Rent or any Security Deposit required to be made by Lessee hereunder, whether to Lessor or to a third party, when due, to provide reasonable evidence of insurance or surety bond, or to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of five (5) business days following written notice to Lessee.

          (c) The failure by Lessee to provide (i) reasonable written evidence of compliance with Applicable Requirements, (ii) the service contracts, (iii) the rescission of an unauthorized or subletting, (iv) a Tenancy Statement, (v) a requested subordination, (vi) evidence concerning any guaranty and/or Guarantor,
(vii) any document requested under Paragraph 42 (easements), or (viii) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this Lease, where any such failure continues for a period of ten
(10) days following written notice to Lessee.

          (d) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof, other than those described in subparagraphs 13.1(a), (b) or (c), above, where such Default continues for a period of thirty (30) days after written notice; provided, however, that if the nature of Lessee's Default is such that more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

          (e) The occurrence of any of the following events: (i) the making of any general arrangement or assignment for the benefit of creditors; (ii) becoming a "debtor" as defined in 11 U.S.C. (S) 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within sixty (60) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not within thirty (30) days; provided; however, in the event that any provision of this subparagraph (e) is contrary to any applicable law, such provision shall be of no force or effect, and not affect the validity of the remaining provisions.

          (f) The discovery that any financial statement of Lessee or of any Guarantor given to Lessor was materially false.

     13.2 Remedies. If Lessee fails to perform any affirmative duties or obligations, within ten (10) days after written notice (or in case of an emergency, without notice), Lessor may, at its option, perform such duty or obligation on Lessee's behalf, including but not limited to the obtaining of a reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee upon receipt of invoice therefor. If any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor, at its option, may require all future payments to be made by Lessee to be made only by cashier's check. In the event of a Breach, Lessor may, with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach:

          (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the unpaid Rent which had been earned at the time of termination: (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of any leasing commission paid by Lessor in connection with this Lease applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the immediately preceding sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of the District within which the Premises are located at the time of award plus one percent (1%). Efforts by Lessor to mitigate damages caused by Lessee's Default or Breach of this Lease shall not waive Lessor's right to recover damages under this Paragraph 12. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding the unpaid Rent and damages as are recoverable therein, or Lessor may reserve the right to recover all or any part thereof in a separate suit. If a notice and grace period required under Paragraphs 13.1 was not previously given, a notice to pay rent or quit, or to perform or quit given to Lessee under the unlawful detainer statute shall also constitute the required by Paragraphs 13.1 and the unlawful detainer statute shall run concurrently, and the failure of Lessee to cure the Default within the greater of the two such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

          (b) Continue the Lease and Lessee's right to possession and recover the Rent as It becomes due, in which event Lessee may sublet or assign, subject only to reasonable limitations. Acts of maintenance, efforts to relet, and/or the appointment of a receiver to protect the Lessor's interests, shall not constitute a termination of the Lessee's right to possession.

          (c) Pursue any other remedy now or hereafter available under the laws or judicial decisions of the state wherein the Premises are located. The expiration or termination of this Lease and/or the termination of Lessee's rights to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

     13.3 Inducement Recapture. Any agreement for free or abated rent or other charges, or for the giving or paying by Lessor to or for Lessee of any cash or other bonus, inducement or consideration for Lessee's entering into this Lease, all of which concessions are hereinafter referred to as "Inducement Provisions" shall be deemed conditioned upon Lessee's full and faithful performance of all of the terms, covenants and conditions of this Lease. Upon Breach of this Lease by Lessee, any such Inducement Provision shall automatically be deemed deleted from this Lease and of no further force or effect, and any rent, other charge, bonus, inducement or consideration theretofore abated, given or paid by Lessor under such an Inducement Provision shall be immediately due and payable by Lessee to Lessor, notwithstanding any subsequent cure of said Breach by Lessee. The acceptance by Lessor of rent or the cure of the Breach which initiated the operation of this paragraph shall not be deemed a waiver by Lessor of the provisions of this paragraph unless specifically so stated in writing by Lessor at the time of such acceptance.

     13.4 Late Charges. Lessee hereby acknowledges that late payment by Lessee to Lessor of Rent will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by any Lender. Accordingly, if any Rent shall not be received by Lessor within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a one-time late charge equal to five percent (5%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent the exercise of any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of Base Rent, then notwithstanding any provision of this Lease to the contrary, Base Rent shall, at Lessor's option, become due and payable quarterly in advance.

     13.5 Interest. Any monetary payment due Lessor hereunder, not received by Lessor, when due as to scheduled payments (such as Base Rent) or within thirty
(30) days following the date on which it was due for non-scheduled payment, shall bear interest from the date when due, as to scheduled payments, or the thirty-first (31st) day after it was due as to non-scheduled payments. The interest ("Interest") charged shall be equal to the prime rate reported in the Wall Street Journal as published closest prior to the date when due is plus four percent (4%), but shall not exceed the maximum rate allowed by law. Interest is payable in addition to the potential late charge provided for in Paragraph 13.4.

     13.6 Breach by Lessor.

          (a) Notice of Breach. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph, a reasonable time shall in no event be less than thirty (30) days after receipt by Lessor, and any lender whose name and address shall have been furnished Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are reasonably required for its performance, then Lessor shall not be in breach if performance is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

          (b) Performance by Lessee on Behalf of Lessor. In the event that neither Lessor nor Lender cures said breach within thirty (30) days after receipt of said notice, or if having commenced said cure they do not diligently pursue it to completion, then Lessee may elect to cure said breach at Lessee's expense and offset from Rent and amount equal to the greater of one month's Base Rent or the Security Deposit, and to pay an excess of such expense under protest, reserving Lessee's right to reimbursement from Lessor. Lessee shall document the cost of said cure and supply said documentation to Lessor.

14. Condemnation. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (collectively "Condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent (10%) of any building portion of the premises, or more than twenty-five percent (25%) of the land area portion of the premises not occupied by any building, is taken by Condemnation, Lessee may, at Lessee's option, to be exercised in writing within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in proportion to the reduction in utility of the Premises caused by such Condemnation. Condemnation awards and/or payments shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold, the value of the part taken, or for severance damages; provided, however, that Lessee shall be entitled to any compensation for Lessee's relocation expenses, loss of business goodwill and/or Trade Fixtures, without regard to whether or not this Lease is terminated pursuant to the provisions of this Paragraph. All Alterations and Utility Installations made to the Premises by Lessee, for purposes of Condemnation only, shall be considered the property of the Lessee and Lessee shall be entitled to any and all compensation which is payable therefor. In the event that this Lease is not terminated by reason of the Condemnation, Lessor shall repair any damage to the Premises caused by such Condemnation.

15.  Brokers Fee.

     15.1 Deleted

     15.2 Deleted

     15.3 Representations and Indemnities of Broker Relationships. Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder (other than the Brokers, if any) in connection with the Lease, and that no one other than said named Brokers is entitled to any commission or finder's fee in connection herewith. Lessee and Lessor do each hereby agree to indemnify, protect, defend, and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, attorneys' fees reasonably incurred with respect thereto.

16.  Estoppel Certificates.

          (a) Each Party (as "Responding Party") shall within ten (10) business days after written notice from the other Party (the "Requesting Party") execute, acknowledge and deliver to the Requesting Party a statement in writing in form similar to the then most current "Tenancy Statement" form published by the American Industrial Real Estate Association plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

          (b) If the Responding Party shall fail to execute or deliver the Estoppel Certificate within such ten day period, the Requesting Party may execute an Estoppel Certificate stating that: (i) the Lease is in full force and effect without modification except as may be represented by the Requesting Party, (ii) there are no uncured defaults in the Requesting Party's performance, and (iii) if Lessor is the Requesting Party, not more than one month's rent has been paid in advance. Prospective purchasers and encumbrances may rely upon the Requesting Party's Estoppel Certificate, and the Responding Party shall be estopped from denying the truth of the facts contained in said Certificate.

          (c) If Lessor desires to finance, refinance up to four (4) times in any given twelve (12) month period or sell the Premises, or any part thereof, Lessee and all Guarantors shall deliver to any potential lender or purchaser designated by Lessor such financial statements as may be reasonably required by such lender or purchaser, including but not limited to Lessee's financial statements for the past three (3) years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. Definition of Lessor. The term "Lessor" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises, or, if this is a sublease, of the Lessee's interest in the prior lease. In the event of a transfer of Lessor's title or interest in the Premises or this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor. Except as provided in Paragraph 15, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined. Notwithstanding the above, the subject to the provisions of Paragraph 20 below, the original Lessor under this Lease, and all subsequent holders of the Lessor's interest in this Lease shall remain liable and responsible with regard to the potential duties and liabilities of Lessor pertaining to Hazardous Substances as outlined in Paragraph 6 above.

18. Severability. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of an other provision hereof.

19. Days. Unless otherwise specifically indicated to the contrary, the word "days" as used in this Lease shall mean and refer to calendar days.

20. Limitation on Liability. Subject to the provisions of Paragraph 17 above, the obligations of Lessor under this Lease shall not constitute personal obligations of Lessor, the individual partners of Lessor or its or their individual partners, directors, officers or shareholders, and Lessee shall look to the Premises, and to no other assets of Lessor, for the satisfaction of any liability of Lessor with respect to this Lease, and shall not seek recourse against the individual partners of Lessor, or its or their individual partners, directors, officers or shareholders, or any of their personal assets for such satisfaction.

21. Time of Essence. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

22. No Prior or Other Agreements; Broker Disclaimer. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Lessor and Lessee each represents and warrants to the Broker that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to the Lease and as to the nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party. The liability (including court costs and Attorneys' fees), of any Broker with respect to negotiation, execution, delivery or performance by either Lessor or Lessee under this Lease or any amendment or modification hereto shall be limited to an amount up to the fee received by such Broker pursuant to this Lease; provided, however, that the foregoing limitation on each Broker's liability shall not be applicable to any gross negligence or willful misconduct of such Broker.

23.  Notices.

     23.1 Notice Requirements. All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by courier) or may be sent by, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notices. Either Party may by written notice to the other specify a different address for notice. A copy of all notices to Lessor shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate in writing.

     23.2 Date of Notice. Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. Notices delivered by United States Express Mail or overnight courier that guarantee next day delivery shall be deemed given twenty-four (24) hours after delivery of the same to the Postal Service or courier. Notices transmitted by facsimile transmission or similar means shall be deemed delivered upon telephone confirmation of receipt, provided a copy is also delivered via delivery or mail. If notice is received on a Saturday, Sunday or legal holiday, it shall be deemed received on the next business day.

24. Waivers. No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or of any other term, covenant or condition hereof. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. The acceptance of Rent by Lessor shall not be a waiver of any Default or Breach by Lessee. Any payment by Lessee may be accepted by Lessor on account of moneys or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

25. Recording. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a short form memorandum of this Lease for recording purposes. The Party requesting recordation shall be responsible for payment of any fees applicable thereto.

26. No Right To Holdover. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or earlier termination of this Lease. In the event that Lessee holds over, then the Base Rent shall be increased to one hundred twenty-five percent (25%) of the Base Rent applicable during the month immediately preceding the expiration or termination. Nothing contained herein shall be construed as consent by Lessor to any holding over by Lessee.

27. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. Covenants and Conditions; Construction of Agreement. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions. In consulting this Lease, all headings and titles are for the convenience of the parties only and shall not be considered a part of this Lease. Whenever required by the context, the singular shall include the plural and vice versa. This Lease shall not be construed as if prepared by one of the parties, but rather according to its fair meaning as a whole, as if both parties had prepared it.

29. Binding Effects; Choice of Law. This Lease shall be binding upon the parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30.  Subordination; Attornment; Non-Disturbance.

     30.1 Subordination. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "Security Device"), now or hereafter placed by upon the Premises, to any and all advances made on the security thereof, and to all renewals, modifications, and extensions thereof. Lessee agrees that the holders of any such Security Devices (in this Lease together referred to as "Lessor's Lender") shall have no liability or obligation to perform any of the obligations of Lessee under this Lease. Any Lender may elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device by giving written notice thereof to Lessee, whereupon this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

     30.2 Attornment. Subject to the non-disturbance provision of Paragraph 30.3, Lessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership, (ii) be subject to any offsets or defenses which Lessee might have against any prior lessor, or (iii) be bound by prepayment of more than one month's rent.

     30.3 Non-Disturbance. With respect to Security Devices now existing or hereafter entered into by Lessor after the execution of this Lease, Lessee's subordination of this Lease shall be subject to receiving a commercially reasonable agreement (a "Non-Disturbance Agreement") from the Lender which Non-Disturbance Agreement provides that Lessee's possession of the Premises, and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises. Further, within sixty (60) days after the execution of this Lease, Lessor shall use its commercially reasonable efforts to obtain a Non-Disturbance Agreement from the holder of any pre-existing Security Device which is secured by the Premises. In the event that Lessor is unable to provide the Non-Disturbance Agreement within said sixty (60) days, then Lessee may, at Lessee's option, directly contact Lessor's lender and attempt to negotiate for the execution and delivery of a Non-Disturbance Agreement.

     30.4 Self-Executing. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided however, that, upon written request from Lessor or a Lender or Lessee in connection with a sale, financing or refinancing of the Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any such subordination, attornment and/or Non-Disturbance Agreement provided for herein.

31. Attorney's Fees. If any Party brings an action or proceeding involving the Premises to enforce the terms hereof or declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorney's fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, "Prevailing Party" shall include, without limitation, a Party who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party of its claim or defense. The attorney's fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorney's fees reasonably incurred. In addition, Lessor shall be entitled to attorney's fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach.

32. Lessor's Access; Showing Premises; Repairs. Lessor and Lessor's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times (subject to last sentence of Section 6.4 above) for the purpose of showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises as Lessor may reasonably deem necessary. All such activities shall be without abatement of rent or liability to Lessee may at any time place on the Premises any ordinary "For Sale" signs and Lessor may during the last six (6) months of the term hereof place on the Premises any ordinary "For Lease" signs. Lessee may at any time place on or about the Premises any ordinary "For Sublease" sign.

33. Auctions. Lessee shall not conduct, nor permit to be conducted, any auction upon the Premises without Lessor's prior written consent. Lessor shall not be obligated to exercise any standard reasonableness in determining whether to permit an auction.

34. Signs. Except or ordinary "For Sublease" signs, Lessee shall not place any sign upon the Premises without Lessor's prior written consent. All signs must comply with all Applicable Requirements.

35. Termination; Merger. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, that Lessor may elect to continue any one or all of any existing subtenancies. Lessor's failure within ten (10) days following any such event to elect to the contrary by written notice to the holder of any lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36. Consents. Except as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses (including but not limited to architects', attorneys', engineers' or other consultants' fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent, including but not limited to consents to an assignment, a subletting or the presence or use of a Hazardous Substance, shall be paid by Lessee upon receipt of an invoice and supporting documentation therefor. Lessor's consent to any act, assignment or subletting shall not constitute an acknowledgement that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent. The failure to specify herein any particular condition to Lessor's consent shall not preclude the imposition by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given. In the event that either Party disagrees with any determination made by the other hereunder and reasonably requests for reasons for such determination, the determining party shall furnish its reasons in writing and in reasonable detail within ten (10) business days following such request.

37.  Guarantor.  deleted

     37.1 deleted.

     37.2 deleted.

38. Quiet Possession. Subject to payment by Lessee of the Rent and performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession and quiet enjoyment of the Premises during the term hereof.

39.  Options.

     39.1 Definition. "Option" shall mean: (a) the right to extend the term of or renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (b) the right of first refusal or first offer to lease either the Premises or other property of Lessor; (c) the right to purchase or the right of first refusal to purchase the Premises or other property of Lessor. See Option to Extend Addendum - Attached.

     39.2 Options Personal To Original Lease. Each Option granted to Lessee in this Lease is personal to the original Lessee, and cannot be assigned or exercised by anyone other than said original Lessee and only while the original Lessee is in full possession of the Premises and, if requested by Lessor, with Lessee certifying that Lessee has no intention of thereafter assigning or subletting.

     39.3 Multiple Options. In the event that Lessee has any multiple Options to extend or renew this Lease, a later Option cannot be exercised unless the prior Options have been validly exercised.

     39.4 Effect of Default on Options.

          (a) Lessee shall have no right to exercise an Option: (i) during the period commencing with the giving of any notice of Default and continuing until said Default is cured, (ii) during the period of time any Rent is unpaid monetary (without regard to whether notice thereof is given Lessee), (iii) during the time Lessee is in Breach of this Lease, or (iv) in the event that Lessee has been given three (3) or more notices of monetary Default, whether or not the Defaults are cured, during the twelve (12) month period immediately preceding the exercise of the Option.

          (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of Paragraph 39.4(a).

          (c) An Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and prior to the commencement of the extended term, (i) Lessee fails to pay Rent for a period of thirty (30) days after such Rent becomes due (without any necessity of Lessor to give notice thereof), (ii) Lessor gives to Lessee three (3) or more notices of monetary Default during any twelve month period, whether or not the Defaults are cured, or (iii) if Lessee commits a Breach of this Lease.

40.  Multiple Buildings.  deleted.

41. Security Measures. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees, and their property from the acts of third parties.

42. Reservations. Lessor reserves to itself the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights, and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps, and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

43. Performance Under Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay.

44. Authority. If either Party hereto is a corporation, trust, limited partnership company, partnership, or similar entity, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. Each party, within thirty (30) days after request, deliver to the other party satisfactory evidence of such authority.

45. Conflict. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. Offer. Preparation of this Lease by either Party or their agent and submission of same to the other Party shall not be deemed an offer to lease to the other Party. This Lease is not intended to be binding until executed by all Parties hereto.

47. Amendments. This Lease may be modified only in writing, signed by the Parties in interest at the time of the modification.

48. Multiple Parties. If more than one person or entity is named herein as either Lessor or Lessee, such multiple Parties shall be the joint and several responsibility to comply with the terms of this Lease.

49. Mediation and Arbitration of Disputes. An Addendum requiring the Mediation and/or the Arbitration of all disputes between the Parties and/or Brokers arising out of this Lease [_] is [X] is not attached to this Lease.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

--------------------------------------------------------------------------------
 ATTENTION: NO REPRESENTATIVE OR RECOMMENDATIONS IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR B ANY BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO:

 1.  SEEK ADVICE OF COUNSEL AS TO THE LEGAL TAX CONSEQUENCES OF THIS LEASE.
 2. RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PREMISES, SAID INVESTIGATION SHOULD INCLUDE BUT NOT BE LIMITED TO: THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING OF THE PREMISES, THE STRUCTURAL INTEGRITY, THE CONDITION OF THE ROOF AND OPERATING SYSTEMS, AND THE SUITABILITY OF THE PREMISES FOR LESSEE'S INTENDED USE.

 WARNING: IF THE PREMISES IS LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN
 -------
 PROVISIONS OF THE LEASE MAY NEED TO REVISED TO COMPLY WITH THE STATE IN WHICH THE PREMISES IS LOCATED.
--------------------------------------------------------------------------------



The parties hereto have executed this Lease at the place on the dates specified above to their respective signatures.

Executed at Cupertino, California     Executed at ______________________________
on ________________________________   on _______________________________________

by LESSOR:                            by LESSEE:

ROSE VENTURES II, INC.,               EQUINIX, INC.
-----------------------------------   ------------------------------------------

a California corporation              a California corporation
-----------------------------------   ------------------------------------------


By: /s/ Stephen P. Diamond            By:_______________________________________
   --------------------------------
Name Printed: Stephen P. Diamond      Name Printed:
Title:  President                     Title:
        ---------------------------

By:________________________________   By: /s/ [signature illegible
                                         ---------------------------------------
Name Printed: _____________________   Name Printed: ____________________________
Title:_____________________________   Title:____________________________________
Address:___________________________   Address:__________________________________
Telephone: (408) 247-1111             Telephone: (___)__________________________
                 ------------------
Facsimile: (408) 247-8811             Facsimile: (___)__________________________
                 ------------------
Federal ID No. ____________________   Federal ID No.____________________________

NOTE: These forms are often modified to meet changing requirements of law and industry needs. Always write or call to make sure you are utilizing the most current form: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 700 So. Flower Street, Suite 600, Los Angeles, California 90017. (213) 687-8777. Fax No. (213) 687-8616

                              OPTION(S) TO EXTEND

                            STANDARD LEASE ADDENDUM


          Dated June 20, 1999


          By and Between (Lessor) Rose Ventures II, Inc.

                         (Lessee) EQUINIX, Inc.

          Address of Premises:  [*], San Jose, CA

Paragraph 39.1.1

A.   OPTION(S) TO EXTEND:

Lessor hereby grants to Lessee the option to extend the term of this Lease for three (3) additional sixty (60) month period(s) commencing when the prior term expires upon each and all of the following terms and conditions:

          (i) In order to exercise an option to extend, Lessee must give written notice of such election to Lessor and Lessor must receive the same at least six months prior to the date that the option period would commence, time being of the essence. If proper notification of the exercise of an option is not given and/or received, such option shall automatically expire. Options (if there are more than one) may only be exercised consecutively.

          (ii) The provisions of paragraph 39, including those relating to Lessee's Default set forth in paragraph 39.4 of this Lease, are conditions of this Option.

          (iii) Except for the provisions of this Lease granting an option or options to extend the term, all of the terms and conditions of this Lease except where specifically modified by this option shall apply.

          (iv) This Option is personal to the original Lessee, and cannot be assigned or exercised by anyone other than said original Lessee and only while the original Lessee is in full possession of the Premises and without the intention of thereafter assigning or subletting.

          (v) The monthly rent for each month of the option period shall be calculated as follows, using the method(s) indicated below:

(Check Method(s) to be Used and Fill In Appropriately)

[_]  I.   Cost of Living Adjustment(s) (COLA)

     a.   On        (Fill          in        COLA           Dates):
     ____________________________________________
     __________________________________________________________________________
     ____________
     the Base Rent shall be adjusted by the change, if any, from the Base Month specified below, in the Consumer Price Index of the Bureau of Labor Statistics of the U.S. Department of Labor for (select one): [_] CPI W
     (Urban Wage Earners and Clerical Workers) or [_]  CPI       U
     (All      Urban     Consumers),    for  (Fill     in   Urban     Area):
     ___________________________________________________________________________
     All Items (1982-1984 = 100), herein referred to as "CPI"

     b. The monthly rent payable in accordance with paragraph A.I.a. of this Addendum shall be calculated as follows: the Base Rent set forth in paragraph 1.5 of the attached Lease, shall be multiplied by a fraction the numerator of which shall be the CPI of the calendar month two months prior to the month(s) specified in paragraph A.I.a. above during which the adjustment is to take effect, and the denominator of which shall be the CPI
     of the calendar month which is two months prior to (select one):    the
     first month of the term of this Lease as set forth in paragraph 1.3 ("Base
     Month") or    (Fill in Other "Base Month"): ________________________.  The
     sum so calculated shall constitute the new monthly rent hereunder, but in no event, shall any such new monthly rent be less than the rent payable for the month immediately preceding the rent adjustment.

     c. In the event the compilation and/or publication of the CPI shall be transferred to any other governmental department or bureau or agency or shall be discontinued, then the index most nearly the same as the CPI shall be used to make such calculation. In the event that the Parties cannot agree on such alternative index, then the matter shall be submitted for decision to the American Arbitration Association in accordance with the then rules of said Association and the decision of the arbitrators shall be binding upon the parties. The cost of said Arbitration shall be paid equally by the Parties.

[X]  II.  Market Rental Value Adjustment(s) (MRV)

     a. On (Fill in MRV Adjustment Date(s)) proposed commencement dates of each Option Term following due notice of Lessee's exercise of said Option, the Base Rent shall be adjusted to the "Market Rental Value" of the properly as follows:

          1) Four months prior to each Market Rental Value Adjustment Date described above, the Parties shall attempt to agree upon what the new MRV will be on the adjustment date. If agreement cannot be reached, within thirty days, then:

               (a) Lessor and Lessee shall immediately appoint a mutually acceptable appraiser or broker to establish the new MRV within the next thirty days. Any associated costs will be split equally between the Parties, or

               (b) Both Lessor and Lessee shall each immediately make a reasonable determination of the MRV and submit such determination, in writing, to arbitration in accordance with the following provisions:

                    (i) Within fifteen days thereafter, Lessor and Lessee shall each select an appraiser or broker ("Consultant" - check one) of their choice to act as an arbitrator. The two arbitrators so appointed shall immediately select a third mutually acceptable Consultant to act as a third arbitrator.

                    (ii) The three arbitrators shall within thirty days of the appointment of the third arbitrator reach a decision as to what the actual MRV for the Premises is, and whether Lessor's or Lessee's submitted MRV is the closest thereto. The decision of a majority of the arbitrators shall be binding on the Parties. The submitted MRV which is determined to be the closest to the actual MRV shall thereafter be used by the Parties.

                    (iii) If either of the Parties fails to appoint an arbitrator within the specified fifteen days, the arbitrator timely appointed by one of them shall reach a decision on his or her own, and said decision shall be binding on the Parties.

                    (iv) The entire cost of such arbitration shall be paid by the party whose submitted MRV is not selected, i.e., the one that is NOT the closet to the actual MRV.

          2) Notwithstanding the foregoing, the new MRV shall not be less than the rent payable for the month immediately preceding the rent adjustment.

     b.   Upon the establishment of each New Market Rental Value:

          1) The new MRV will become the new "Base Rent" for the purpose of calculating any further Adjustments, and

          2) the first month of each Market Rental Value term shall become the new "Base Month" for the purpose of calculating any further Adjustments.

          3) Annual upward adjustments of rent during Option Terms shall be determined when Market Rent Value Adjustments are determined hereunder.

[_]  III. Fixed Rental Adjustment(s) (FRA)

The Base Rent shall be increased to the following amounts on the dates set forth below:

     On (Fill in FRA Adjustment Date(s)):  The New Base Rent shall be:

     -----------------------------------   $ ----------------------------------

     -----------------------------------   $ ----------------------------------

     -----------------------------------   $ ----------------------------------

     -----------------------------------   $ ----------------------------------

B.   NOTICE:

          Unless specified otherwise herein, notice of any rental adjustments, other than Fixed Rental Adjustments, shall be made as specified in paragraph 23 of the Lease.

                                  EXHIBIT "A"
                                  -----------

All that certain real property situate in the City of San Jose, County of Santa Clara, State of California, described as follows:

Parcel 2, as shown on that certain Parcel Map filed for record on November 16, 1982 in the office of the Recorder of the County of Santa Clara, State of California in Book [*] of Maps at Pages [*] and [*].

Together with the following described "Transfer Area"

Beginning at the most Westerly corner of Parcel 1, as shown on that certain Parcel Map filed for record on November 16, 1982 in Book [*] of Maps at Pages [*] & [*], Santa Clara County Records;

Thence from said Point of Beginning, North 37(degrees) 00' 37" East 150.00 feet along the Northwesterly line of said Parcel 1;

Thence South 52(degrees) 59' 50" East 412.39 feet along a line parallel and
105.00 feet Northeasterly, measured at right angles, to the Southwesterly line of said Parcel 1;

Thence North 37(degrees) 99' 10" East 13.40 feet;

Thence South 52(degrees) 59' 50" East 399.20 feet along a line parallel and
163.40 feet Northeasterly, measured at right angles, to the Southwesterly line of said Parcel 1, to a point in a non-tangent curve in the Southeasterly common boundary between said Parcel 1 and said Parcel 2;

Thence Southwesterly along said non-tangent curve to the right, the center of which bears North 26(degrees) 32' 24" West, having a radius of 3485.00 feet, through a central angle of 3(degrees) 02' 33" for an arc length of 185.05 feet to the most Southerly corner of said Parcel 1;

Thence along said Southwesterly line of said Parcel 1 North 52(degrees) 59' 50" West 724.80 feet to the point of beginning.

Excepting therefrom all that portion thereof as conveyed to the State of California by instrument recorded December 31, 1986 in book [*] at Page [*] of Official Records, being more particularly described as follows:

A portion of Parcel 2 as shown on that certain Parcel Map filed for record in the office of the Recorder of Santa Clara County on November 16, 1982 in Book [*] of Maps, at pages [*] and [*], more particularly described as follows:

Commencing at the Southerly corner of said Parcel 2; thence along the Southwesterly line of said Parcel 2 N. 52(degrees) 59' 50" W., 512.23 feet; thence leaving said line, from a tangent that bears N. 74(degrees) 14' 29" E., along a curve to the left with a radius of 3520.00 feet, through an angle of 8(degrees) 03' 39", an arc length of 495.22 feet to the Northeasterly line of said Parcel 2; thence along last said line S. 52(degrees) 59' 50" E., 240.02 feet to the Southeasterly line of said Parcel 2; thence along last said line S. 36(degrees) 50' 07" W., 414.00 feet to the point of commencement.

And Excerpting therefrom that portion of land as granted to the State of California by Deed filed for record in the office of the Recorder for the County of Santa Clara on December 10, 1992 in Book M [*] at Page [*] Official Records, and being more particularly described as follows:

Being a portion of Parcel 2, as shown on that certain Parcel Map filed for record on November 16, 1982 in Book [*] of Maps at Pages [*] and [*], Santa Clara County Records, described as follows:

Beginning at the most Westerly corner of that certain 64.00 foot wide Parcel of land shown as "[*] to be dedicated" on said Parcel Map; thence from said Point of Beginning along the Southwesterly line of said 64.00 foot wide Parcel S. 52(degrees) 23' 23" E. 55.12 feet to the most Northerly corner of Parcel 3, as shown on said Parcel Map; thence leaving said Southwesterly line along the Northwesterly line of said Parcel 3 from a tangent bearing of S. 60(degrees) 26' 43" W. along a curve to the right with a radius of 3519.83 feet through a central angle of 0(degrees) 25' 29" for an arc length of 26.09 feet to a point in a line parallel with and distant Southwesterly 24.00 feet, measured at right angles, from said Southwesterly line; thence along said parallel line N. 52(degrees) 23' 23" W. 44.91 feet to a point on the general Southwesterly line of Parcel 1 as shown on said Parcel Map; thence leaving said parallel line along said Southwesterly line N. 37(degrees) 36' 37" E. 24.00 feet to the point of beginning.



*CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                               Addendum to Lease
                               -----------------

          This is an Addendum to the foregoing Lease dated June 10, 1999, between ROSE VENTURES II, INC., a California Corporation, as Lessor, and EQUINIX, INC., a California Corporation, as Lessee. The provisions of this Addendum shall be in addition to and shall supersede and control any contrary provisions of the foregoing Lease.

          1.   Rental Adjustments.  The initial Base Rent of $[*] per month
               ------------------
shall commence on the Commencement Date and apply during Months 1 through 6. Thereafter, said base rent shall be adjusted as follows:


               a.   $[*] per month for Months  7-12;
               b.   $[*] per month for Months 13-18;
               c.   $[*] per month for Months 19-24; and
               d. For each 12-month period thereafter, monthly Base Rent shall be adjusted upward by [*] percent ([*]%) of the monthly Base Rent payable in the last month preceding each such 12-month perio d.

          2.   Security Deposit. Upon execution hereof, Lessee shall deliver to
               ----------------
Lessor a $[*] irrevocable standby letter of credit to be held by Lessor as and for a security deposit pursuant to paragraph 5 of the foregoing Lease. Said letter of credit shall be in a standard form reasonably acceptable to Lessor. Lessor may only draw upon said letter of credit to cure a monetary Breach by Lessee which has not been timely cured by Lessee under this Lease. In the event of any draw upon said letter of credit, Lessor shall provide to Lessee a written accounting of the amount of such draw, the Breach to which it has been applied and such Breach shall be deemed cured as of the date of such application, provided that the full amount available originally under said Letter of Credit is restored by Lessee within ten (10) business days after the date of such accounting notice. Upon delivery of proof satisfactory to Lessor that Lessee has constructed, or caused to be constructed, and has paid for, tenant improvements for the building on the leased premises, as previously approved by Lessor, costing at least $10,000,000.00 in the aggregate, then Lessee may pay Lessor cash in the sum of $[*] to be held as the Security Deposit under paragraph 5 of the foregoing Lease, and Lessor shall thereupon surrender the letter of credit for cancellation.

          3.   Lessee Accepts Premises AS IS. Except as otherwise provided in
               -----------------------------
paragraph 2.2 of the foregoing Lease, Lessee agrees to accept the leased premises and all of the improvements thereon IN THEIR PRESENT "AS IS" CONDITION ON THE DATE OF EXECUTION OF THIS LEASE, AND WITHOUT WARRANTY, EXPRESS OR IMPLIED, FROM THE LESSOR. Lessee acknowledges the importance of, and takes responsibility for, obtaining full and comprehensive inspections of the leased premises and improvements thereon by competent, professional contractors, inspectors and other experts, and affirms Lessee's decision to lease the same is being made in reliance thereon, and not on any representations made by Lessor or Lessor's agent.

          4.   Lessee-Owned Alterations and/or Utility Installations.
               -----------------------------------------------------
Notwithstanding anything to the contrary contained in paragraphs 7.3 and 7.4 of the foregoing Lease, all Lessee-installed equipment shall remain the property of Lessee and owned by Lessee throughout the Lease term, and any option terms thereafter exercised, and shall be deemed trade fixtures, even if affixed to the leased premises, the building thereon, or the land surrounding said building. In addition, all of the terms and conditions contained in Exhibit "A" hereto, entitled "Special Tenant Requirements," hereby are consented to by Lessor and made a part hereof by reference.

          5.   Use. In addition to the uses allowed under paragraph 6.1 of the
               ---
foregoing Lease, Lessee may use the leased premises for executive and general office use, the installation, operation, modification and maintenance of equipment and facilities in connection with the Lessee's telecommunications businesses and any other legally permitted uses. Other uses allowable include those further described in paragraph sections one (1) through one-point-ten (1.10) on the attached Exhibit "A" entitled "Special Tenant Requirements," including but not limited to use of conduits, fiber entrances and risers, copper entrances and risers, roof space for ancillary equipment, antenna pad and riser, overhead space use, exterior lighting, floor loading capacity and other associated rights, fire protection and drainage, non-exclusive use of wet, waste, vent and drainage piping, and use of batteries.

          6.   Parking/Truck Access.  Lessee shall be allowed one (1) on-site
               --------------------
parking space for each 1,000 square feet of rentable space provided the same are available on the site of the leased premises. Lessee shall also be provided vehicular access for trucks delivering or removing equipment to and from the building on the leased premises.

          7.   Compliance With Applicable Laws.  Nothing contained in this
               -------------------------------
Addendum or in Exhibit "A" hereto shall in any way limit or negate Lessee's obligation to comply with laws in accordance with the terms of this Lease.


          8.   Expansion of Building.  In the event Lessee needs additional
               ---------------------
space on the site, Lessor, at its expense, shall construct a building in the existing parking area for Lessee. The building shall be in shell condition in accordance with the appropriate building/zoning codes. The rent shall be the rent Lessee is paying per square foot under the Lease in the year the building is completed and during each lease year thereafter through the Lease Term under the terms and conditions of the Lease.

*CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

          9.   Additional Revisions to Lease:
               -----------------------------

Section Number                Revisions to Section
--------------                --------------------

Par. 6.2(a)                   At the end of the fifth sentence (which begins
                              with "Notwithstanding the foregoing ..." the following phrase is hereby inserted: "provided that Lessee also may, without Lessor's prior consent, but in compliance with all Applicable
                              Requirements, use any ordinary and customary materials reasonably required to be used by Lessee in the normal course of Lessee's business permitted on the Premises even if such use constitutes a Reportable Use."

Par. 6.2(b)                   In the first sentence, after the words "previously
                              consented to by Lessor," the following phrase is hereby inserted: "(or other than as permitted by the fifth sentence of Paragraph 6.2(a) above)."

Par. 6.2(d)                   Add to the end of this paragraph the following
                              sentences: "Lessor may not enter into any settlement or other compromise with respect to any claim covered by the indemnity set forth in this section in which Lessee has expressly agreed to indemnify and defend Lessor and is actively doing so, without Lessee's prior written consent, which shall not be unreasonably withheld, conditioned or delayed, and if a claim is settled or compromised without such consent, Lessee shall not be obligated to provide indemnification under this section. If Lessor or any other indemnified party obtains recovery of any of the amounts that Lessee has paid to them pursuant to the indemnity set forth in this section, then Lessor or such other indemnified party, as applicable, shall promptly pay to Lessee the amount of such recovery."

Par. 7.3(b)                   Lessor shall not require a bond for alterations
                              unless such alterations exceed $250,000 and no bonds will be required for Lessee's initial tenant improvements.

Par. 8.3(a)                   Notwithstanding anything to the contrary in this
                              Lease, Lessee shall not be obligated to pay the premium for any earthquake insurance carried by Lessor on the Premises unless Lessor's lender requires Lessor to maintain such earthquake insurance. Lessor represents and warrants that its current lender does not require such insurance under its loan documents and Lessor agrees to use its best faith efforts to not have any modifications to the existing loan documents or any future lender on the Premises require earthquake insurance to be obtained by Lessor. If
                              Lessor's lender does require earthquake insurance to be obtained on the Premises, Lessee agrees to reimburse Lessor for the cost of the premium for such earthquake insurance up to a maximum of Twenty-Five Thousand Dollars ($25,000) per calendar year in which such earthquake insurance is required. Lessee shall reimburse Lessor for Lessee's portion of any such earthquake insurance premium within ten (10) business days of Lessor providing Lessee with a written receipt of Lessor's payment of such premium.

Par. 8.6 At the beginning of the first sentence, the phrase "Notwithstanding any other provision of this Lease and" is hereby inserted. At the end of the first sentence the phrase "or actually insured by the parties" is hereby inserted.

Par. 8.7 The opening clause of this paragraph is revised to read as follows: "Except for the negligence and/or willful misconduct of Lessor, its agents, employees, contractors, and invitees, or Lessor's breach of this Lease." Also, in the first sentence, the phrase "involving, or in connection with," is hereby deleted. Insert at the end of this paragraph the following: "Lessor may not enter into any settlement or other compromise with respect to any claim covered by the indemnity set forth in this section in which Lessee has expressly agreed to indemnify and defend Lessor and is actively doing so, without Lessee's prior written consent, which shall not be unreasonably withheld, conditioned or delayed, and if a claim is settled or compromised without such consent, Lessee shall not be obligated to provide indemnification under this section. If Lessor or any other indemnified party obtains recovery of any of the amounts that Lessee has paid to them pursuant to the indemnity set forth in this section, then Lessor or such other indemnified party, as applicable, shall promptly pay to Lessee the amount of such recovery."

Par. 8.8 At the beginning of this paragraph, the phrase "Except for the negligence and/or willful misconduct of Lessor, its agents, employees, employees, contractors, and invitees occurring before the Start Date, or Lessor's breach of this Lease," is hereby inserted.

Par. 9 Add the following to Paragraph 9: "In the event Lessor elects to terminate this Lease pursuant to this Paragraph 9, Lessee shall have the right, within ten (10) days after receipt of such notice, to agree in writing on a basis satisfactory to Lessor to pay for the entire cost of repairing such damage less only the amount of insurance proceeds, if any, received by Lessor, in which event the notice of termination shall be ineffective and this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible. If Lessee does not give such notice within such ten
                              (10) day period this Lease shall be terminated pursuant to such notice of termination by Lessor."

Par. 10.l(b)                  In the first line, after the words "payment",
                              insert the words "more than 2 times during any calendar year." Delete item (ii) and all references to that option in the rest of this paragraph.

Par. 12 The following provision is hereby added to this paragraph: "Notwithstanding any other provision of this Lease to the contrary, Lessee may grant a security interest in its rights under this Lease to the entity that provides the equipment financing to Lessee. The entity holding the security interest in this Lease as authorized under this section may foreclose on such security interest and transfer this Lease to the party purchasing at the foreclosure, provided that Lessor consents to such party as the new tenant hereunder, which consent shall not be unreasonably withheld or delayed. In addition, the entity that provides the equipment financing to Lessee shall have the right to enter the Premises for purposes of inspecting its collateral and conducting a foreclosure sale if Lessee defaults on such financing. Lessor disclaims any right or title in the equipment financed by Lessee, and such equipment can be removed from the Premises at any time, provided that Lessee repairs any damage caused by such removal."

Par. 12.1(a)                       In the second line, Lessor shall not
                                   unreasonably withhold or condition its
                                   consent, and if Lessor does not respond to Lessee's request for consent within fifteen
                                   (15) days, Lessee shall give Lessor another such request, and if Lessor does not respond to Lessee's second request for consent within ten (10) days following Lessee's request, then Lessor shall be deemed to have consented to the assignment.

Par. 12.3                          This paragraph is hereby revised to provide
                                   for a 50/50 split of any excess rent. In the third line of this paragraph, after the word
                                   "herein", insert the following: ", except such terms and conditions shall not apply to the transactions with Tenant's Customers as set forth in Paragraph 8 of the Special
                                   Tenant Requirements attached hereto as
                                   Exhibit A to the Addendum."

Par. 17 In the event of a transfer by Lessor, Lessor shall nevertheless be liable for its indemnification obligations under the Lease and any breach of the Lease existing as of the date of the transfer, provided that written notice of such indemnification obligations for such breach has been given to such Lessor before such transfer of title occurs.

Par. 24 The provisions of the first sentence hereby are made mutual to both Lessor and Lessee.

Par. 30 For the sole benefit of Lessee and as a condition to the effectiveness of this Lease (which may be waived solely by Lessee), Lessor shall deliver to Lessee a draft non-disturbance agreement on or before execution of this Lease by Lessor and Lessee.

Par. 30.1                          Add the following sentence to Paragraph 30.1:
                                   "Any subordination agreement entered into by Tenant pursuant to this Paragraph 30 must provide that absent a Breach by Tenant under this Lease or termination of this Lease, any insurance proceeds associated with any damage and destruction of the Premises shall be made available for restoration of the Premises in accordance with the provisions of Paragraph 9 of this Lease."

Par. 39.2                          In recognition of the fact that Lessee
                                   remains obligated for the performance of this Lease following any "assignment," Lessee shall have the right to transfer each Option to any transferee under Paragraph 10 of the Special Tenant Requirements attached to the Addendum as Exhibit A.

Option(s) to Extend                Paragraph A(iv) is hereby revised to make it
                                   inapplicable to Extend any transfer pursuant to Paragraph 10 of Exhibit A to the Addendum, any agreements with the Customers as more particularly provided in paragraph 12.3, and the requirement that the Lessee be in full possession at the time the Option is exercised is hereby changed to a minimum of 50% possession.

Par. 7.1 of Exhibit A to Addendum  Add the word "Equipment" after the word
                                   "Antenna" in this paragraph.



          This Addendum is executed concurrently with, and as a part of, the foregoing Lease.

Lessor:                          Lessee:
------                           ------

ROSE VENTURES II, INC.           EQUINIX, INC.
a California Corporation         a Delaware Corporation


By:_______________________       By:__________________________
   Stephen P. Diamond
   Its President                 Its:_________________________


                                 By:__________________________

                                 Its:_________________________

                                  Exhibit "A"
                                  to ADDENDUM
                          Special Tenant Requirements
                          ---------------------------

             Landlord and Tenant hereby agree that, notwithstanding anything contained in the Lease to the contrary, the provisions set forth below shall be included as part of the Lease and shall supersede any inconsistent provisions of the Lease. All references in this Exhibit to the Lease shall be construed to mean the Lease and all exhibits thereto, as amended and supplemented by the Exhibit. All terms not otherwise defined in the Exhibit shall have the same meanings as set forth in the Lease.

          1.   Use.
               ---

               1.1  Tenant's Use of Premises and Building and Land. Tenant is
                    ----------------------------------------------
permitted (a) to construct, maintain, operate and repair electronic, transmitting and receiving equipment and supporting structures on the Premises, including the roof of the Building, (b) to construct, maintain, operate and repair an equipment room on the Premises, including the construction of an upgraded fire suppression system, (c) to install, upgrade, maintain, operate, and repair utility lines, transmission lines, and telecommunications conduit and cabling (collectively, the "Conduits") in such locations on the Building and Land as set forth in plans and specifications, which shall be subject to Landlord's approval which shall not be unreasonably withheld, conditioned or delayed, (d) reasonable ingress and egress over existing roadways on the Land for Tenant's trucks and other vehicles, to maintain Tenant's equipment and the Conduits (collectively, "Equipment"). The Equipment shall include, without limitation, the antenna, batteries, uninterruptable power supply and such other equipment, necessary thereto and more particularly as set forth hereafter. Tenant shall have access to and use of the Premises, the Building and Land and the Conduits, 24 hours per day, 365 days per year.

               1.2  Tenant's Use of Conduit Ducts.  Tenant shall have the
                    -----------------------------
right to install, maintain, operate and repair the Conduits in any of Landlord's conduit ducts located on the Building and Land, so long as Tenant's use of the Conduits does not interfere with Landlord's use of Landlord's conduit ducts located on the Building and Land. If required by any service provider to the Building or by Landlord, Tenant shall install separate conduits where applicable.

                    1.2.1  Fiber Entrances and Risers.  Tenant shall have the
                           --------------------------
right to install, maintain, operate, augment and repair the Conduits in any of Landlord's conduit ducts located on the Property, so long as Tenant's use of the Conduits does not interfere with Landlord's use of Landlord's conduit ducts located on the Property. At a minimum Tenant shall have the right to utilize two utility entrances within the Building and the right to install from these dual, diverse entrances eight (8), exclusive, four (4") inch conduits for a total of sixteen conduit ducts to the Leased Premises.

                    1.2.2  Copper Entrances and Risers.  Tenant shall have the
                           ---------------------------
right to install, maintain, operate, augment and repair the conduit ducts and risers from the existing copper telephone point of entry to Tenant's Leased Premises.

               1.3  Roof Space for Ancillary Equipment.  Tenant shall have the
                    ----------------------------------
right as part of their Lease interest in the Building or Land to utilize space on the Roof or other space as required and approved in advance by Landlord, for the purpose of installing and maintaining equipment used in conjunction with Tenant's use of the Premises. Tenant's use of such space shall be exclusive in nature and Tenant shall have the right to accrue such space and equipment from others. Tenant's use of this space shall be in conjunction with the Leased Premises.

               1.4  Antenna Pad and Riser.  Tenant shall have the right as
                    ---------------------
part of their Lease interest in the Building or Land to utilize space on the Roof or other space as required and approved in advance by Landlord, for the purpose of installing and maintaining equipment used in conjunction with Tenant's use of the Premises. Tenant's use of such space shall be exclusive in nature and Tenant shall have the right to accrue such space and equipment from others. Tenant's use of this space shall be in conjunction with the Leased Premises.

               1.5  Overhead Space Use.  Tenant shall have the right to
                    ------------------
utilize all space from above seven (7") feet to the bottom of any beam ("Overhead Space") for any of Tenant's equipment. Utilization of this space is at Tenant's sole discretion. Tenant may also elect, to relocate any existing piping, ventilation, sprinkler, waste, drainage or any and all other piping, collectively ("Piping") from this Overhead Space. Relocation of such Piping will be at Tenant's sole cost and expense and approved in advance by Landlord. Landlord approval of such relocation may not be unreasonably withheld.

               1.6  Exterior Lighting.  Tenant shall have the right to install,
                    -----------------
maintain, operate, augment and repair exterior lighting at the Building. Tenant will do so at Tenant's sole cost and expense and within governmental boundaries.

               1.7  Floor Loading Capacity and Augmentation, Ceiling and Access
                    -----------------------------------------------------------
to Space Above and Below - Tenant shall have the right to install and augment
------------------------
existing floor and ceiling loading capacity of the Tenant's Premises, including but not limited to work necessary to complete this task within Tenant's Premises. Such augmentation of floor and ceiling loading shall be at Tenant's sole cost and expense and subject to Landlord's reasonable approval of plans for such installation or augmentation.

               1.8  Fire Protection and Drainage - Tenant shall have the right
                    ----------------------------
to install, maintain, augment and operate a separate Gas Fire Protection System ("Gas Fire Protection System") on the Premises. Such Gas Fire Protection System shall be in addition to any existing system on the Premises, shall be installed at Tenant's sole cost and expense, and shall meet all Local, State and Federal Governmental regulation. Further, if a Water-based Fire Protection System ("Water-based Fire Protection System") exists on the Property, Tenant shall have the right to augment the current system, at Tenant's sole costs and expense, to operate as a Pro-action, Dry Pipe, Water-based Fire Protection System. Tenant shall have the to install, operate, maintain, a new Water-based Fire Protection System, at Tenant's sole cost and expense, in any space adjacent, below or above Tenant's Premises or any where on the (Property, Building or Land), and Tenant shall have the right to augment or repair the existing Water-based Fire Protection System any where on the (Property, Building or Land). Additionally, Tenant reserves the right to install, operate, maintain, repair and augment, at Tenant's sole cost and expense, drainage, existing or new, within Tenant's Premises or any where on the (Property, Building or Land) that would be necessary to divert water from the Water-based Fire Protection System from Tenant's Premises.

               1.9  Non-exclusive Use of Wet, Waste Vent and Drainage piping -
                    --------------------------------------------------------
Tenant shall have the right to install, maintain, augment and operate on the Premises any and all piping necessary and customary for utilizing water, waste, vent and drainage. Further, Landlord agrees that Tenant shall have the right to a non-exclusive easement for the installation of such piping in common areas or through others space as deemed necessary and appropriate for Tenant use of water, waste, vent and drainage.

               1.10 Battery - Tenant shall have the right to install, maintain,
                    -------
and operate on the Premises a battery power plant ("Battery Power Plant"). Such battery power plant shall be for the sole use of Tenant and for the operations of the Premises for Tenant's intended use. The installation and operation of the Battery Power Plant shall be a Tenant's sole cost and expense and shall meet all Local, State and Federal Governmental requirements.

          2.   HVAC, Special Requirement and Rights.  Landlord understands that
               ------------------------------------
Tenant's intended use of the HVAC property involve special requirements for the heating, cooling and ventilation ("HVAC") of the Premises. Therefore, in addition to the existing heating, cooling and ventilation located at the Building, at Tenant's option, instead of, the HVAC utilities supplied to the Premises by Landlord. Tenant shall have the right at Tenant's option, to install in the Premises or elsewhere on the Property, in such location as reasonably approved by Landlord, a separate self-contained twenty-four (24) hour a day heating, ventilation and air-conditioning HVAC unit ("Tenant's HVAC Unit") subject to Landlord's prior approval of the plans and specifications for the work and electrical requirements of Tenant's HVAC Unit, which approval shall not be unreasonably withheld, conditioned, or delayed. Tenant shall pay all costs of electrical power for such unit in the manner set forth in above.

          3.   Compliance With Law.  Nothing contained in this Exhibit shall
               -------------------
in any way limit or negate Tenant's obligation to comply with laws in accordance with the terms of the Lease.

          4.   Initial Installation and Testing.  Tenant shall have the right,
               --------------------------------
at Tenant's sole cost and expense, at any time following the execution of this Lease by Tenant in a form mutually acceptable to Landlord and Tenant, to enter upon the Building and Land and to carry out any tests, inspections, pre-installation and installation activities on the Building and Land as necessary for the construction and installation of the Equipment, including without limitation, engineering and environmental surveys, physical inspections, soil test borings, and underground trenching. Immediately following the completion of such tests, inspections or pre-installation activities, Tenant shall, at Tenant's sole coat and expense, repair any damage to the Building and Land caused by such inspections or pre-installation activities, including repaving and re-landscaping any affected areas of the Building and Land. Any such entry onto the Building and Land prior to the Commencement Date of the Lease shall be on all of the terms and provisions of the Lease, except for Tenant's obligation to pay rent.

          5.   Equipment Ownership; Surrender.  The Equipment shall be the
               ------------------------------
property of and owned by Tenant throughout the Lease Term, and shall in all event be deemed trade fixtures, even if affixed to the Premises or Building or Land. On or before the Expiration Date or earlier termination of this Lease. Tenant shall remove its Equipment from the Premises and Building and Land. Landlord hereby expressly waives and releases any and all contractual liens and security interest or constitutional and/or statutory liens and security interests arising by operation of law or under the Lease to which Landlord might now or hereafter be entitled on any of the Equipment, Tenant's HVAC Unit or Tenant's Generator. Landlord further agrees that the Equipment, Tenant's HVAC Unit, and Tenant's Generator shall be exempt from execution, foreclosure, sale, levy, attachment, for any Tenant default hereunder, and that the Equipment, Tenant's HVAC Unit, and Tenant's Generator may be removed at any time from the Premises or the Building and Land by Tenant.

          6.   Utilities; Emergency Power Generator.  Tenant shall have the
               ------------------------------------
right, at any time during the Lease Term, at Tenant's option and at Tenant's sole cost and expense: (a) install an emergency power generator(s) ("Tenant's Generator") on the Premises or elsewhere on the Land, as noted in Exhibit A, in such location as reasonably approved by Landlord, to provide back-up emergency power for the Equipment and for Tenant's HVAC Unit, and (b) store fuel above ground, on the Premises or elsewhere on the Land, as noted in Exhibit A, in such locations as reasonably approved by Landlord, in such amounts as Tenant reasonably determines necessary for Tenant's Generator.

          7.   No Interference; Relocation.
               ---------------------------

               7.1  No Interference.  Neither Landlord nor any of Landlord's
                    ---------------
agents, employees, or contractors (collectively, the "Landlord Parties") shall interfere in any way with the Equipment or with Tenant's access to the Equipment and Antennas, the Conduits, Tenant's HVAC Unit, or Tenant's Generator (the "Interference"). Landlord agrees that prior to carrying out any construction, maintenance or repair activities which are in the vicinity of the Premises, the Antennas, the Conduits, Tenant's HVAC Unit, or Tenant's Generator (if such are not located within the Premises), Landlord shall provide three (3) days' prior written notice of Landlord's or Landlord Parties' intent to carry out such construction, maintenance or repair work including the date, time and location in which such work will take place. Tenant shall have the right to monitor and inspect such work at Tenant's own risk, and at Tenant`s sole cost and expense. Landlord and Landlord Parties shall exercise all due care in carrying out such work. Landlord shall use reasonable efforts to immediately notify the Tenant's designated contact person by telephone or facsimile in the event of fire, power failure, bomb threats, or other unplanned events which could adversely impact Tenant's operations.

               7.2  Remedies.  Upon written notice from Tenant, stating with
                    --------
specificity that Landlord or one or more of the Landlord Parties is creating an Interference in violation of Section 7.1 above, Landlord shall take immediately all necessary measures at Landlord's sole cost and expense to eliminate the Interference, including hiring agents to work extended hours, until the Interference is eliminated. If Landlord does not eliminate the Interference, Tenant shall have the right, at Tenant's option, in addition to any other remedy at law or in equity, to (a) eliminate the Interference, and deduct the cost of eliminating the Interference from the Base Rent next due, (b) obtain injunctive relief enjoining or restraining whatever Interference may have occurred or be occurring, without posting a bond or other security and without proving damages, it being expressly recognized by Landlord that any Interference will cause irreparable harm to Tenant which cannot be fully compensable by damages, or (c) immediately terminate this Lease, in which event, this Lease shall be of no further force and effect and Tenant shall have no further obligations hereunder.

               7.3  Relocation.  In no event shall Landlord relocate Tenant or
                    ----------
the Equipment to other premises, or require Tenant to relocate its Equipment for any length of time to any other location, either in or on the Building or Land or elsewhere.

          8.   Customer Equipment.  Landlord acknowledges that Tenant's
               ------------------
business to be conducted on the Premises requires the installation of certain communications equipment by certain licensees and customers of Tenant (collectively, "Customers") in order for such Customers to interconnect with Tenant's terminal facilities or to permit Tenant to manage or operate such Customers' equipment, or otherwise as may be required pursuant to applicable statutes and regulations. These contracts or licenses with the Customers shall not be deemed subject to the Assignment and Sublease section of the Lease and these Customer contracts or licenses do hereby have the Landlord's consent at no consideration to Landlord for the limited purpose of permitting the services and uses described above.

          9.   Sound Control.  Tenant is responsible for taking the necessary
               -------------
measures to reduce the sound transmissions caused by the Equipment. In addition, Tenant's Generator shall be installed in a weatherproof, walk-around type, sound attenuating enclosure which shall limit the sound to no more than 85 dBA as measured at three (3) feet from any side, top to bottom, under all operating conditions.

          10.  Transferability.  Without Landlord's prior consent to
               ---------------
consideration to Landlord but with notice to Landlord, Tenant shall have the right to assign the Lease to any affiliate, division or corporation, controlling, controlled by or under common control with Tenant or a successor entity related to Tenant by merger, consolidation, nonbankruptcy reorganization or governmental action, or a purchaser of substantially all of Tenant's assets located at the premises. For purposes of the Lease, the sale of the Tenant's capital stock through any public exchange or any issuance for purposes of raising financing shall not be deemed an assignment or any other transfer of the Lease or the Premises.

          11.  Confidentiality.  Landlord shall keep all Confidential
               ---------------
Information of Tenant confidential. For the purposes of this Lease, "Confidential Information" includes any data or information pertaining to Tenant or Tenant's business, regardless of medium, that is provided by Tenant to Landlord, including Tenant's plans and specifications or electrical power requirements, site plans, or copies of any such information, but excludes any information (a) approved in writing by Tenant for release to third parties, (b) that Landlord possesses independently of Tenant, or (c) that Tenant places in the public domain.

          12.  Condition at Surrender.  On or before Lease termination and
               ----------------------
Tenant's surrender of the Premises to Landlord, Tenant shall remove all of its equipment, personal property and any of the special tenant improvement installations set forth in this Exhibit, for which Landlord notifies Tenant in writing that they are to be removed at Lease termination when Landlord approves the plans for the improvements. Tenant shall repair and restore the Premises from any damages caused by the removal of any equipment, personal property or tenant improvements.